Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. §1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2003 (18 U.S.C. §1350), the undersigned, Melissa Van Valkenburgh, Chief Financial Officer of ECC International Corp., a Delaware corporation (the “Company”), does hereby certify, to her knowledge, that:

The Annual Report on Form 10-K for the year ended June 30, 2003 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Melissa A. Van Valkenburgh

Melissa A. Van Valkenburgh
Chief Financial Officer
September 3, 2003